              PROSPECTUS
              DECEMBER 1, 1997


              Dean Witter International SmallCap Fund (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to seek long-term growth of capital. The Fund seeks to meet its investment objective by investing primarily in securities of small non-U.S. companies.

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 1, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/7
Investment Objective and Policies/8
  Risk Considerations and
  Investment Practices/9
Investment Restrictions/16
Purchase of Fund Shares/17
Shareholder Services/27
Redemptions and Repurchases/30
Dividends, Distributions and Taxes/31
Performance Information/32
Additional Information/33

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    International SmallCap Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, non-diversified management investment company. The Fund invests primarily in securities of small non-U.S. companies.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest with $0.01 par value (see page 33). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 17-27).
----------------------------------------------------------------------------------------------------------------------
Minimum           The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase          EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Dean Witter InterCapital Inc. serves as investment manager will be aggregated. The minimum subsequent investment is $100 (see page 17).
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to seek long-term growth of capital (see page 8).
Objective
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager and       Dean Witter Services Company Inc., serve in various investment management, advisory, management and
Sub-Adviser       administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $100.7 billion at October 31, 1997. Morgan Stanley Asset Management Inc.
                  ("MSAM"), an affiliate of the Investment Manager, has been retained by the Investment Manager as
                  Sub-Adviser to provide investment advice and manage the Fund's portfolio. MSAM conducts a worldwide investment advisory business. As of October 31, 1997, MSAM, together with its institutional investment management affiliates, managed assets of approximately $144 billion (see page 7).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 1.15% of the Fund's daily net
Fee               assets, of which the Sub-Adviser receives 40% (see page 7).
----------------------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant
and               to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution
Distribution      fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire
Fee               12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
                  The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 17 and 25).
----------------------------------------------------------------------------------------------------------------------
Alternative       Four classes of shares are offered:
Purchase
Arrangements      - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                  Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 17, 20 and 25).
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class
                  B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May,
                  2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 17, 22 and 25).

                  - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                  Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 17 and 25).

                  - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 17 and 25).
----------------------------------------------------------------------------------------------------------------------
Dividends         Dividends from net investment income and distributions from net capital gains, if any, are paid
and               annually. The Fund may, however, determine to retain all or part of any net long-term capital gains
Capital Gains     in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class
Distributions     are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 27 and 31).
----------------------------------------------------------------------------------------------------------------------
Redemption        Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                  Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 30).
----------------------------------------------------------------------------------------------------------------------
Risks             The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. Investing in lesser known, smaller capitalization companies may involve greater risk of volatility in the Fund's net asset value than is customarily associated with investing in larger, more established companies. In addition, it should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may also invest in options and futures transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940. As a result, a relatively high percentage of the
                  Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code (see pages 9-15).
----------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth below are based on the expenses and fees expected to be paid for the fiscal year ending May 31, 1998.

                                           CLASS A     CLASS B     CLASS C     CLASS D
                                          ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)................................    5.25%(1)    None        None        None
Sales Charge Imposed on Dividend
  Reinvestments.........................    None        None        None        None
Maximum Contingent Deferred Sales Charge
  (as a percentage of original purchase
  price or redemption proceeds).........    None(2)     5.00%(3)    1.00%(4)    None
Redemption Fees.........................    None        None        None        None
Exchange Fee............................    None        None        None        None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Management Fees*........................    1.15%       1.15%       1.15%       1.15%
12b-1 Fees (5) (6)......................    0.25%       1.00%       1.00%       None
Other Expenses..........................    0.64%       0.64%       0.64%       0.64%
Total Fund Operating Expenses (7)*......    2.04%       2.79%       2.79%       1.79%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES-- ALTERNATIVE PURCHASE ARRANGEMENTS").


(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."



* EFFECTIVE DECEMBER 1, 1997, THE INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE INVESTMENT MANAGER AND THE FUND WAS AMENDED TO REDUCE THE FEE PAID BY THE FUND TO THE INVESTMENT MANAGER FROM AN ANNUAL RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS TO 1.15% OF THE FUND'S AVERAGE DAILY NET ASSETS. "MANAGEMENT FEES" AND "TOTAL FUND OPERATING EXPENSES" HAVE BEEN RESTATED TO REFLECT THE LOWER FEE. ACTUAL FEES PAID PURSUANT TO THE INVESTMENT MANAGEMENT AGREEMENT DURING THE FISCAL YEAR ENDED MAY 31, 1997 WERE PAID AT A RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS, AND TOTAL FUND OPERATING EXPENSES FOR CLASS B WERE 2.89% OF THE FUND'S AVERAGE DAILY NET ASSETS.

--------------------------------------------------------------------------------

EXAMPLES                                                                    1 YEAR         3 YEARS        5 YEARS       10 YEARS
-----------------------------------------------------------------------  -------------  -------------  -------------  -------------
You would pay the following expenses on a $1,000 investment assuming
(1) a 5% annual return and (2) redemption at the end of each time period:
    Class A............................................................    $      72      $     113      $     157      $     277
    Class B............................................................    $      78      $     117      $     167      $     312
    Class C............................................................    $      38      $      87      $     147      $     312
    Class D............................................................    $      18      $      56      $      97      $     211

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A............................................................    $      72      $     113      $     157      $     277
    Class B............................................................    $      28      $      87      $     147      $     312
    Class C............................................................    $      28      $      87      $     147      $     312
    Class D............................................................    $      18      $      56      $      97      $     211

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest of Class B outstanding throughout the periods have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.


                                                                                                                FOR THE PERIOD
                                                                           FOR THE YEAR       FOR THE YEAR      JULY 29, 1994*
                                                                              ENDED              ENDED             THROUGH
                                                                           MAY 31, 1997       MAY 31, 1996       MAY 31, 1995
                                                                         ----------------   ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.................................      $      10.28       $       8.54       $ 10.00
                                                                                  -------            -------       -------
  Net investment income (loss).........................................             (0.16)             (0.08)        (0.08)
  Net realized and unrealized gain (loss)..............................             (0.88)              1.82         (1.38)
                                                                                  -------            -------       -------
  Total from investment operations.....................................             (1.04)              1.74         (1.46)
                                                                                  -------            -------       -------
  Dividends from net investment income:................................             (0.38)                --            --
                                                                                  -------            -------       -------
  Capital contribution.................................................              0.06                 --            --
                                                                                  -------            -------       -------
  Net asset value, end of period.......................................      $       8.92       $      10.28       $  8.54
                                                                                  -------            -------       -------
                                                                                  -------            -------       -------
TOTAL INVESTMENT RETURN+...............................................           (9.52)%(3)           20.37%     (14.60)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................................             2.89%              2.85%         2.90%(2)
  Net investment loss..................................................           (1.34)%            (1.09)%       (1.12)%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands..............................          $105,308           $145,254       $93,729
  Portfolio turnover rate..............................................               46%                44%           41%(1)
  Average commission rate paid.........................................           $0.0030            $0.0069            --

------------
 *  COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) INCLUDES VOLUNTARY CAPITAL CONTRIBUTION FROM THE FORMER SUB-ADVISER (SEE PAGE 7 FOR DEFINITION), THE EFFECT OF WHICH WAS TO INCREASE TOTAL RETURN BY 0.59%.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter International SmallCap Fund (the "Fund") is an open-end, non-diversified, management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on April 21, 1994.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $97 billion at October 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.7 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    Under a Sub-Advisory Agreement between Morgan Stanley Asset Management Inc. ("MSAM"or the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the Investment Manager. The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    The Sub-Adviser, whose address is 1221 Avenue of the Americas, New York, New York, together with its institutional investment management affiliates manages, as of October 31, 1997, assets of approximately $144 billion primarily for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and wealthy individuals. MSAM, like InterCapital, is a wholly-owned subsidiary of MSDWD.


    Prior to November, 1997, the Fund was sub-advised by another sub-adviser (the "Former Sub-Adviser"). In August, 1997, the Former Sub-Adviser indicated its intention to resign and on August 14, 1997, the Board of Trustees recommended that a new Sub-Advisory Agreement with MSAM be submitted to shareholders of the Fund for approval. The shareholders approved the new Sub-Advisory Agreement with MSAM on November 25, 1997 and the new Sub-Advisory Agreement became effective on December 1, 1997.

    At the same time that the new Sub-Advisory Agreement took effect, the Investment Manager and the Fund amended the Investment Management Agreement between the Investment Manager and the Fund to reduce the fee paid by the Fund to the Investment Manager as full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager under the Investment Management Agreement from an annual rate of 1.25% of the Fund's average daily net assets to 1.15% of the Fund's average daily net assets. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation. For the fiscal year ended May 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 1.25% of the Fund's average daily net assets (prior to the amendment of the Investment Management Agreement) and the Fund's total expenses amounted to 2.89% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of "small capitalization" companies located outside of the United States. A "small capitalization" company is defined as being, at the time of purchase of its equity securities by the Fund, among the smallest capitalized companies (where capitalization is calculated by multiplying the total number of outstanding shares of common stock of the company by their market price and by ranking the resulting companies from smallest to largest capitalization) principally located in a given country, whose aggregate capitalizations comprise no more than 35% of the total market capitalization of the country. Equity securities in which the Fund may invest include common stocks, rights or warrants to purchase common stocks and securities convertible into common stocks.

    The Fund will invest in securities issued by issuers located in at least three countries outside of the U.S. An issuer of a security will be considered to be located in a given country if it: (i) is organized under the laws of the country; (ii) derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in the country; (iii) maintains at least 50% of its assets in the country; or (iv) has securities which are principally traded on a stock exchange in the country. The Fund currently intends to emphasize issuers that fall within category (i) and (iv).

    The Fund currently may invest, from time to time, more than 25% of its total assets in securities issued by issuers located in each of the United Kingdom and Japan. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets, (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

    Generally, the investment risks presented by equity markets in the United Kingdom are comparable to those occurring in the U.S. However, the concentration of the Fund's assets in British issuers will subject the Fund's investment performance to social, political and economic events occurring in the United Kingdom to a larger effect than to those occurring elsewhere, internationally. In addition, political and economic developments occurring elsewhere in Europe, especially as they relate to changes in the structure of the European Economic Community, and the anticipated development of a unified common market, may have profound effects upon the value of the British segment of the Fund's portfolio of investments.

    The remainder of the Fund's portfolio equalling, at times, up to 35% of the Fund's total assets, may be invested in (i) securities issued by companies whose market capitalizations place them outside the Fund's definition of "small capitalization" and/or (ii) fixed-income securities issued or guaranteed by foreign governments. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.


    In constructing its portfolio, the Fund will utilize an investment/decision-making process that primarily emphasizes stock research and selection, in combination with quantitative analysis to provide a broad-based exposure to the universe of small capitalization stocks. The Fund's long-term perspective will be implemented by searching for securities of companies with long-term growth prospects, attractive valuation comparisons and adequate market liquidity.


    The securities selected for purchase by the Fund's Sub-Adviser will be biased toward longer-term price appreciation potential. The Sub-Adviser's fundamental analysis is strongly value-driven. The stocks the Sub-Adviser finds attractive will generally have valuations lower than the Sub-Adviser's perception of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.


    There may be periods during which, in the opinion of the Investment Manager or Sub-Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bankers' acceptances); Yankee instruments; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.


RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    SMALL-CAP STOCKS. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographic markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

    LOWER-RATED CONVERTIBLE SECURITIES. The Fund may invest a portion of its assets (up to 35% of its net assets) in lower-rated convertible securities. Most convertible securities in which the Fund may invest are not rated; when rated, such ratings will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). However, the Fund will not invest in debt securities that are in default in payment of principal or interest.


    Because of the special nature of the Fund's permitted investments in lower rated debt securities, the Investment Manager and Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the

Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse Repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities (or anticipated portfolio securities) against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager or Sub-Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.


    In addition, when the Fund's Investment Manager or Sub-Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.


    In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or Sub-Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").


    RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    CONVERTIBLE SECURITIES. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be unrated or, if rated, rated below investment grade by a nationally recognized statistical rating organization.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is actively managed by its Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds, Inc. ("DWR") and other broker-dealer affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant. The Fund's portfolio is managed by a team of portfolio managers located in the Sub-Adviser's offices in London, Amsterdam, Singapore and Tokyo. MSAM's portfolio management team has been responsible for managing the Fund since December 1, 1997.

    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.


    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated or other broker-dealer affiliates of the Investment Manager and the Sub-Adviser. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager and the Sub-Adviser.

    Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or Sub-Adviser, contribute to the Fund's investment objective. It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter International SmallCap Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.
    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.
    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                         CONVERSION
  CLASS     SALES CHARGE    12b-1 FEE      FEATURE
    A      Maximum 5.25%        0.25%        No
           initial sales
           charge reduced
           for pur-
           chases of
           $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
------------------------------------------------------------------------------
    B      Maximum 5.0%         1.0%    B shares
           CDSC during the              convert to A
           first year                   shares
           decreas-                     automatically
           ing to 0 after               after
           six years                    approxi-
                                        mately ten
                                        years
------------------------------------------------------------------------------
    C      1.0% CDSC            1.0%         No
           during first
           year
------------------------------------------------------------------------------
    D           None           None          No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the

Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services-- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended May 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $1,267,269, which amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (b) of the compensation formula under the Plan.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $8,434,427 at May 31, 1997, which was equal to 8.01% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange or quotation service, prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE


    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983,

Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on 60 days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay dividends and to distribute substantially all of its net investment income and distribute capital gains, if any, once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.
    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.
    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    The Fund's Sub-Adviser also has a code of ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
International SmallCap Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

SUB-ADVISER

Morgan Stanley Asset Management Inc.

DEAN WITTER
INTERNATIONAL
SMALLCAP
FUND


                              [GRAPHIC]
                                                  PROSPECTUS -- DECEMBER 1, 1997

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 1997


                                                                     DEAN WITTER
                                                                   INTERNATIONAL
                                                                   SMALLCAP FUND
--------------------------------------------------

    Dean Witter International SmallCap Fund (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of small non-U.S. companies. (See "Investment Objective and Policies.")


    A Prospectus for the Fund dated December 1, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
International SmallCap Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3

Trustees and Officers..................................................................          7

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         29

Portfolio Transactions and Brokerage...................................................         31

The Distributor........................................................................         32

Determination of Net Asset Value.......................................................         36

Purchase of Fund Shares................................................................         37

Shareholder Services...................................................................         40

Redemptions and Repurchases............................................................         44

Dividends, Distributions and Taxes.....................................................         45

Performance Information................................................................         48

Description of Shares..................................................................         48

Custodian and Transfer Agent...........................................................         49

Independent Accountants................................................................         49

Reports to Shareholders................................................................         50

Legal Counsel..........................................................................         50

Experts................................................................................         50

Registration Statement.................................................................         50

Financial Statements -- May 31, 1997...................................................         51

Report of Independent Accountants......................................................         69

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on April 21, 1994.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime

Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies, for which TCW Funds Management, Inc. is the investment adviser:
TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2001, TCW/DW Term Trust 2000 and TCW/DW Term Trust 2003, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust (the "TCW/DW Funds"). InterCapital also serves as:
(i) administrator of the BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an investment management agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to supervise the investment of the Fund's assets. The Investment Manager, through consultation with Morgan Stanley Asset Management Inc. (the "Sub-Adviser") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Adviser pursuant to the Sub-Advisory Agreement (see below) or by the distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser or any corporate affiliate of the Investment Manager or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit) and all other costs of the Fund's operations properly payable by the Fund. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligation thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    Pursuant to a sub-advisory agreement between the Investment Manager and Sub-Adviser (the "Sub-Advisory Agreement"), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to international small-cap issuers and to manage the Fund's portfolio subject to the supervision of the Investment Manager. On occasion, the Sub-Adviser will also provide the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Asia, Australia and New Zealand.


    Morgan Stanley Asset Management Inc. ("MSAM"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, New York 10020, became the Fund's Sub-Adviser effective December 1, 1997. MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of October 31, 1997 MSAM, together with its affiliated asset management companies, had approximately $144 billion in assets under management as an investment manager or as a fiduciary adviser. MSAM has been managing international securities since 1986.



    Prior to November, 1997, the Fund was sub-advised by Morgan Grenfell Investment Services Limited (the "Former Sub-Adviser") pursuant to a sub-advisory agreement between the Investment Manager and the Former Sub-Adviser (the "Prior Sub-Advisory Agreement"). In August 1997, the Former Sub-Adviser indicated its intention to resign and on August 14, 1997, the Board of Trustees recommended that the Sub-Advisory Agreement with MSAM described above be submitted to shareholders for approval. The shareholders of the Fund approved the Sub-Advisory Agreement on November 25, 1997 and the Sub-Advisory Agreement became effective on December 1, 1997.


    At the same time that the Sub-Advisory Agreement took effect, the Investment Manager and the Fund amended the Management Agreement between the Investment Manager and the Fund to reduce the fee paid by the Fund to the Investment Manager as full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager under the Management Agreement from an annual rate of 1.25% of the Fund's average daily net assets to 1.15% of the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager (prior to the amendment of the Management Agreement to reflect the lower fee) of $977,193, $1,410,200 and $1,584,086 during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995 and the fiscal years ended May 31, 1996 and May 31, 1997, respectively.

    Both the Investment Manager and the Sub-Adviser have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Adviser may be furnished by directors, officers and employees of the Investment Manager and the Sub-Adviser. In connection with the services rendered by the Sub-Adviser, the Sub-Adviser bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Adviser, as described above.

    As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Adviser, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement. The Investment Manager has informed the Fund that it accrued total compensation to the Former Sub-Adviser of $390,877, $564,080 and $633,634 during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995 and the fiscal years ended May 31, 1996 and May 31, 1997, respectively.

    During the year ended May 31, 1997, foreign regulatory authorities initiated an investigation involving an individual associated with an affiliate of the Former Sub-Adviser. Although this investigation did not at any time involve the Fund or the Investment Manager, the Former Sub-Adviser's affiliate purchased from the Fund two securities whose separate holdings by the affiliate had become part of the investigation and, on May 27, 1997, voluntarily committed to contribute $720,000 to the Fund, which was paid in full subsequent to the Fund's fiscal year end. The two securities represented only a very small percentage of the Fund's portfolio (approximately one-half of one percent) and were purchased by the Former Sub-Adviser's affiliate at cost plus interest.

    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses in accordance with the terms of the Underwriting Agreement between the Fund and Distributors. The Fund is deferring and amortizing the organizational expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Management Agreement and the Former Sub-Advisory Agreement were initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Management Agreement is and the Former Sub-Advisory Agreement was substantially identical to prior investment management and sub-advisory agreements which were initially approved by the Board of Trustees on May 10, 1996 and by InterCapital as the then sole shareholder on June 2, 1996. The Management Agreement and the Former Sub-Advisory Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. As noted above, the current Sub-Advisory Agreement between the Investment Manager and MSAM was initially approved by the Trustees on August 14, 1997 and subsequently by the shareholders of the Fund at a Special Meeting of Shareholders on November 25, 1997. The terms of the Sub-Advisory Agreement are identical, in all material respects, to the Former Sub-Advisory Agreement, except for the dates of effectiveness and termination and the deletion of a provision pursuant to which the Former Sub-Adviser and its affiliates were prohibited from acting as investment adviser or sub-adviser to funds that are similar to the Fund. The Management Agreement and the Sub-Advisory Agreement (the "Agreements") may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreements will automatically terminate in the event of their assignment (as defined in the Act).

    Under their terms, the Agreements have an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreements is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

    The following owned more than 5% of the outstanding Class A shares of the Fund on October 1, 1997: John K. Huston, 4671 Snow Dr., Harrisburg, NC 28075-7608--7.6%; FE P. Astrero, Trustee under the FE P. Astrero Trust Agreement, dated September 21, 1994, 948 Patricia Avenue, San Mateo, CA 94401-3516--7.9%; Dean Witter Reynolds, Inc., Custodian for Edythe C. Kokubo, IRA Rollover, dated May 4, 1984, 1393 Latham, Birmingham, MI 48009-3018--18.7%; Dean Witter Reynolds, Inc., as Custodian for Pamela J. Musso, IRA Rollover, dated May 5, 1997, 10522 Berthoud Way, Parker, CO 80134-9139--26.7%; Dean Witter InterCapital, Inc., ATTN: Frank DeVito, Two World Trade Center, 71st Fl., New York, NY 10048-0203--27.8%.

    The following owned more than 5% of the outstanding Class C shares of the Fund on October 1, 1997: Dean Witter Reynolds, Inc., as Custodian for Michele H. Foster, IRA Rollover, dated April 7, 1997, 119 Diamond Pointe Dr., Maumelle, AR 72113-6027--5.2%; Dean Witter Reynolds, Inc., as Custodian for Arnold Sesma, IRA Rollover, dated July 30, 1996, 2318 E. Portland, Phoenix, AZ 85006-3153--13.3%; Dean Witter InterCapital, Inc., ATTN: Frank DeVito, Two World Trade Center, 71st Fl., New York, NY 10048-0203--13.5%; Gary L. Dushane and Barbara A. Dushane, as Joint Tenants, 3905 Calle Olivo NE, Albuquerque, NM 87111-4340--13.5%; Wilton Castro, 643 Olive Ave., Fremont, CA 94539-5267-- 13.6%; Dean Witter Reynolds, Inc., as Custodian for Henry H. Duke, IRA, dated March 8, 1983, 1426 Newporter Way, Newport Beach, CA 92660-8205--35.0%.

    The following owned more than 5% of the outstanding Class D shares of the Fund on October 1, 1997: Dean Witter InterCapital, Inc., ATTN: Frank DeVito, Two World Trade Center, 71st Fl., New York, NY 10048-0203--99.8%.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 85 Dean Witter Funds and the 14 TCW/DW Funds are shown below:

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (56) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel
                                                        Corporation.
Charles A. Fiumefreddo* (64) .........................  Chairman, Chief Executive Officer and Director of
Chairman of the Board,                                  InterCapital, Distributors and DWSC; Executive Vice
President and Chief Executive                           President and Director of DWR; Chairman, Director or
Officer and Trustee                                     Trustee, President and Chief Executive Officer of the Dean
Two World Trade Center                                  Witter Funds; Chairman, Chief Executive Officer and
New York, New York                                      Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust FSB ("DWT"); Director and/or officer of
                                                        various MSDWD subsidiaries; formerly Executive Vice
                                                        President and Director of Dean Witter, Discover & Co.
                                                        (until February, 1993).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (65) ...................................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); Member of the board of various civic and
                                                        charitable organizations.
John R. Haire (72) ...................................  Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978);
                                                        Director of Washington National Corporation (insurance).
Wayne E. Hedien (63) .................................  Retired, Director or Trustee of the Dean Witter Funds;
Trustee                                                 Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees                     Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.
Dr. Manuel H. Johnson (48) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Dean Witter Funds; Trustee of
Washington, DC                                          the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight organization of the Financial
                                                        Accounting Standards Board); formerly Vice Chairman of the
                                                        Board of Governors of the Federal Reserve System
                                                        (1986-1990) and Assistant Secretary of the U.S. Treasury.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael E. Nugent (61) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation; Director of various business organizations.
Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.
John L. Schroeder (67) ...............................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
Weitzen Shalov & Wein                                   Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street

Barry Fink (42) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.
Thomas F. Caloia (51) ................................  First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and a Director of DWT, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors, DWT and a Director of DWT. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC and Frank Bruttomesso and Todd Lebo, each a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Dean Witter Funds, comprised of 128 portfolios. As of October 31, 1997, the Dean Witter Funds had total net assets of approximately $91.8 billion and more than six million shareholders.


    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $1,000 ($800 after December 31, 1997) plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.


    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended May 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,800
John R. Haire.................................................       3,650
Dr. Manuel H. Johnson.........................................       1,750
Michael E. Nugent.............................................       1,800
John L. Schroeder.............................................       1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS


                                                                   FOR SERVICE AS    FOR SERVICE     TOTAL CASH
                                                                    CHAIRMAN OF          AS         COMPENSATION
                                                                   COMMITTEES OF     CHAIRMAN OF        PAID
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                                                                                             ESTIMATED
                                                                                               RETIREMENT     ANNUAL
                                                                                                BENEFITS     BENEFITS
                                                            ESTIMATED                          ACCRUED AS      UPON
                                                         CREDITED YEARS         ESTIMATED       EXPENSES    RETIREMENT
                                                          OF SERVICE AT       PERCENTAGE OF      BY ALL      FROM ALL
                                                           RETIREMENT           ELIGIBLE        ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                               (MAXIMUM 10)        COMPENSATION        FUNDS      FUNDS(2)
-----------------------------------------------------  -------------------  -----------------  -----------  -----------
Michael Bozic........................................              10               50.0%       $  20,147    $  51,325
Edwin J. Garn........................................              10               50.0           27,772       51,325
John R. Haire........................................              10               50.0           46,952      129,550
Wayne E. Hedien......................................               9               42.9           N/A          N/A
Dr. Manuel H. Johnson................................              10               50.0           10,926       51,325
Michael E. Nugent....................................              10               50.0           19,217       51,325
John L. Schroeder....................................               8               41.7           38,700       42,771


------------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the

Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager and/or the Sub-Adviser, liquidity, tax or other considerations warrant.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has no intention of lending any of its portfolio securities during its fiscal year ending May 31, 1998.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value will be adversely affected by the purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or the Sub-Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager and/or the Sub-Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager and/or Sub-Advisor anticipate a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager and/or Sub-Advisor anticipate a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager and/ or Sub-Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in their foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options of foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's and/or the Sub-Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts. Currently, the initial margin requirement ranges from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitations described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager and/or Sub-Adviser to accurately predict market, interest rate and currency movement. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities or the currency in which they are denominated held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alterna-tively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions of foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the differences between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures markets; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager and the Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    NEW INSTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund, (i) may borrow from a bank for temporary or emergency purposes and (ii) may engage in reverse repurchase agreements and dollar rolls, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    In addition, as a nonfundamental policy, the Fund may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers, and (ii) invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. The Fund paid $656,630, $459,719 and $481,984 in brokerage commissions during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995 and the fiscal years ended May 31, 1996 and May 31, 1997, respectively.

    The Investment Manager and the Sub-Adviser currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Manager and the Sub-Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and the Sub-Adviser rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and the Sub-Adviser effect transactions with those brokers and dealers who the Investment Manager and the Sub-Adviser believe provide the most favorable prices and are capable of providing efficient executions. If the Investment

Manager and/or the Sub-Adviser believe such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager and the Sub-Adviser from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or the Sub-Adviser and thereby reduce their expenses, it is of indeterminable value and the fees paid to the Investment Manager and the Sub-Adviser are not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, other affiliated brokers and dealers and/or affiliated broker-dealers of the Sub-Adviser. Such brokerage transactions were also effected through affiliates of the Former Sub-Adviser until November 30, 1997. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. The Fund paid affiliated broker-dealers of the Former Sub-Adviser $815 during the fiscal period July 29, 1994 (commencement of operations) through May 31, 1995.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, a Distribution Agreement (the "Distribution Agreement") appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B. The Distributor receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it received approximately $483,038 and $441,738 in contingent deferred sales charges during the fiscal years ended May 31, 1996 and May 31, 1997, respectively.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a vote of the Trustees of the Fund on May 10, 1994, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as sole shareholder of the Fund, approved the Plan on June 2, 1994, whereupon the Plan went into effect. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued $1,267,269 payable to the Distributor, under the Plan, for the fiscal year ended May 31, 1997. This is an accrual at an annual rate of 1.0% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) under the Plan. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust FSB ("DWT") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $1,267,269 accrued under the Plan for the fiscal year ended May 31, 1997 to the Distributor. The Distributor estimates it has spent, pursuant to the Plan, $12,787,932 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 21.96% ($2,807,867)--advertising and promotional expenses; (ii) 1.71% ($218,589)--printing of prospectuses for distribution to other than current stockholders; and (iii) 76.33% ($9,761,476)--other expenses, including the gross sales credit and the carrying charges of which 8.29% ($809,551) represents carrying charges, 36.66% ($3,578,980) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.05% ($5,372,945) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $8,434,427 as of May 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1995 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received. The New York Stock Exchange currently observes the following holidays:
New Year's Day; Reverend Dr. Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of

Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the charge, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter International SmallCap Fund or in another Class of Dean Witter International SmallCap Fund. Such investment will be made as described above for automatic investment in shares in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. Shareholders of Dean Witter International SmallCap Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as an agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for Federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written nomination to the Transfer Agent. In addition, the party and/or the address to which the checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter International SmallCap Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the captions "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificates, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be a means of a new prospectus.


    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class held by the shareholder at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Shareholders can take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.



    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains (including gains taxed at a reduced rate under the Taxpayer Relief Act of 1997), and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    The Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, each shareholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes such shareholder's proportionate share of the Fund's undistributed net capital gain. In addition, each shareholder would be entitled to credit such shareholder's proportionate share of the tax paid by the Fund against federal income tax liabilities, to claim refunds to the extent that the credit exceeds such liabilities, and to increase the basis of his shares held for federal income tax purposes by an amount equal to 65% of such shareholder's proportionate share of the undistributed net capital gain.


    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to the their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.


    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291- 8 which establishes a mark-to-market regime which allows investment companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The total return of the Fund for the fiscal year ended May 31, 1997 and for the period July 29, 1994 (commencement of operations) through May 31, 1997 was -13.85% and -3.51%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based upon this calculation, the average annual total return of the Fund for the fiscal year ended May 31, 1997 and the period July 29, 1994 (commencement of operations) through May 31, 1997 was -9.52% and -2.52%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended May 31, 1997 and the period July 29, 1994 (commencement of operations) through May 31, 1997 was -9.52% and -6.98%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's total aggregate total return to date (expressed as a decimal and without taking into account the effect of applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each Class B, Class C and Class D, as the case may be, $10,000, $50,000 or $100,000 as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have declined to $9,302, $46,510 and $93,020, respectively, at May 31, 1997. This information is for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by InterCapital as the sole shareholder of the Fund prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders then also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005, is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               COMMON STOCKS, PREFERRED
               STOCKS AND BONDS (95.6%)
               AUSTRALIA (2.9%)
               APPLIANCES & HOUSEHOLD DURABLES
       71,730  McPherson's Ltd...................  $       141,776
                                                   ---------------
               BUILDING & CONSTRUCTION
      700,000  Macmahon Holdings Ltd.............          553,426
                                                   ---------------
               MANUFACTURING
      230,000  Pacific BBA Ltd...................          872,481
                                                   ---------------
               METALS & MINING
      100,000  Capral Aluminium Ltd..............          361,095
                                                   ---------------
               RECREATION
      222,350  Adelaide Brighton Ltd.............          321,158
                                                   ---------------
               RETAIL - FOOD CHAINS
      125,000  Foodland Associated Ltd...........          783,956
                                                   ---------------
               TOTAL AUSTRALIA...................        3,033,892
                                                   ---------------
               AUSTRIA (1.3%)
               CONSUMER PRODUCTS
       12,770  Wolford AG........................        1,338,765
                                                   ---------------
               BELGIUM (0.2%)
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        4,050  Quick Restaurants S.A.............          233,083
                                                   ---------------
               DENMARK (1.9%)
               MANUFACTURING
        6,150  Oticon Holding AS.................        1,116,547
                                                   ---------------
               MEDICAL PRODUCTS & SUPPLIES
       12,000  Coloplast AS (B Shares)...........          821,602
                                                   ---------------
               TOTAL DENMARK.....................        1,938,149
                                                   ---------------

               FINLAND (0.8%)
               FOOD PROCESSING
       12,700  Cultor Oy (Series "1")............          661,664
        4,260  Cultor Oy (Series "2")............          218,631
                                                   ---------------
               TOTAL FINLAND.....................          880,295
                                                   ---------------

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               FRANCE (8.9%)
               COMPUTER SOFTWARE & SERVICES
        2,350  Altran Technologies S.A...........  $       754,120
        1,750  Fininfo S.A.......................          216,739
                                                   ---------------
                                                           970,859
                                                   ---------------
               COMPUTERS
       63,560  PixTech, Inc.*....................          246,295
                                                   ---------------
               ELECTRONICS
        3,030  CIPE France S.A...................          381,050
                                                   ---------------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        5,139  Brioche Pasquier S.A..............          567,831
                                                   ---------------
               MANUFACTURING
        5,500  Stedim S.A.*......................          669,731
                                                   ---------------
               METALS NON-FERROUS
        5,500  Imetal S.A........................          725,065
                                                   ---------------
               OFFICE EQUIPMENT
        8,134  Guilbert S.A......................        1,209,165
                                                   ---------------
               PHARMACEUTICALS
       36,000  Genset (ADR)*.....................          616,500
                                                   ---------------
               RETAIL - SPECIALTY
       10,850  Grand Optical Photoservice........        1,624,206
                                                   ---------------
               TEXTILES
        9,597  Deveaux S.A.......................        1,306,790
                                                   ---------------
               WHOLESALE DISTRIBUTOR
       14,360  Societe Manutan...................        1,006,321
                                                   ---------------

               TOTAL FRANCE......................        9,323,813
                                                   ---------------

               GERMANY (6.8%)
               AUTO PARTS - ORIGINAL EQUIPMENT
        2,741  Kiekert AG........................          118,692
                                                   ---------------
               ELECTRICAL & ALARM SYSTEMS
        6,780  Effeff Fritz Fuss GmbH & Co.......          256,246
                                                   ---------------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       27,408  Berentzen-Gruppe AG (Pref.).......          684,156
                                                   ---------------
               INSURANCE
        6,325  Marschollek, Lautenschlaeger und
                 Partner AG (Pref.)..............        1,519,542
                                                   ---------------
               MANUFACTURING
        5,800  Adidas AG.........................          610,043
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               MEDICAL SERVICES
       10,368  Rhoen-Klinikum AG (Pref.).........  $     1,233,273
                                                   ---------------
               MULTI-INDUSTRY
          727  Hugo Boss AG (Pref.)..............          851,987
                                                   ---------------
               PHOTOGRAPHY
        4,360  CeWe Color Holdings AG............        1,060,237
                                                   ---------------
               RETAIL - SPECIALTY
        4,365  Moebel Walther AG.................          234,031
                                                   ---------------
               TEXTILES - APPAREL MANUFACTURERS
       19,390  Puma AG...........................          590,812
                                                   ---------------

               TOTAL GERMANY.....................        7,159,019
                                                   ---------------
               HONG KONG (7.7%)
               BANKS - COMMERCIAL
      371,600  Wing Hang Bank Ltd................        1,769,752
                                                   ---------------
               ELECTRONICS & ELECTRICAL
    1,804,000  Gold Peak Industries Holdings
                 Ltd.............................        1,222,380
                                                   ---------------
               ENGINEERING
      320,000  Hong Kong Aircraft Engineering Co.
                 Ltd.............................          976,768
                                                   ---------------
               HOTELS
       69,000  Harbour Centre Development........           91,282
                                                   ---------------
               MACHINERY
    2,144,000  Chen Hsong Holdings...............        1,259,060
                                                   ---------------
               REAL ESTATE
      362,000  China Resources Enterprise Ltd....        1,270,831
    1,054,400  HKR International Ltd.............        1,469,737
                                                   ---------------
                                                         2,740,568
                                                   ---------------

               TOTAL HONG KONG...................        8,059,810
                                                   ---------------

               INDONESIA (0.5%)
               BANKING
      316,000  PT Pan Indonesia Bank*............          214,392
                                                   ---------------
               DISTRIBUTION
       60,000  PT Wicaksana Overseas
                 International...................           72,780
                                                   ---------------
               FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       70,000  PT Fast Food Indonesia............          112,253
                                                   ---------------

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               WHOLESALE DISTRIBUTOR
      108,900  PT Tigaraksa Satria...............  $       147,767
                                                   ---------------

               TOTAL INDONESIA...................          547,192
                                                   ---------------

               ITALY (5.0%)
               ELECTRONICS & ELECTRICAL
       76,000  Gewiss SpA........................        1,229,614
                                                   ---------------
               MANUFACTURING
       82,244  Industrie Natuzzi SpA (ADR).......        2,076,661
       59,000  SAES Getters Di Risp..............          523,529
       33,000  SAES Getters SpA..................          452,897
                                                   ---------------
                                                         3,053,087
                                                   ---------------
               MEDICAL PRODUCTS & SUPPLIES
       35,764  De Rigo SpA (ADR)*................          223,525
                                                   ---------------
               RETAIL
       18,800  Fila Holding SpA (ADR)............          801,350
                                                   ---------------

               TOTAL ITALY.......................        5,307,576
                                                   ---------------

               JAPAN (22.8%)
               APPAREL
       15,000  World Co., Ltd....................          636,403
                                                   ---------------
               BUILDING & CONSTRUCTION
       45,000  Kaneshita Construction............          338,855
                                                   ---------------
               BUILDING MATERIALS
       42,500  Nichiha Corp......................          694,923
                                                   ---------------
               BUSINESS SERVICES
       15,000  Nichii Gakkan Co..................          800,344
        7,000  Tanseisha Co., Ltd................           37,952
                                                   ---------------
                                                           838,296
                                                   ---------------
               CHEMICALS
       95,000  Sumitomo Bakelite Co. Ltd.........          712,909
                                                   ---------------
               COMPUTER SOFTWARE & SERVICES
       40,000  Ines Corp.........................          612,737
                                                   ---------------
               COMPUTERS
       33,000  Meitec Corp.......................          871,859
                                                   ---------------
               ELECTRONIC & ELECTRICAL EQUIPMENT
       31,000  Mitsui High-Tec...................          733,649
       45,000  Nitto Electric Works..............          832,616
                                                   ---------------
                                                         1,566,265
                                                   ---------------
               ELECTRONICS
       32,000  Aiwa Co...........................          594,836
        8,000  Nidec Corp........................          415,835

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
     Y 34,000  Nippon Densan Corp. 1.00% 09/30/03
                 (Conv.).........................  $       478,984
       23,700  Nitto Kohki Co. Ltd...............          693,460
       54,000  Taiyo Yuden Co., Ltd..............          864,372
                                                   ---------------
                                                         3,047,487
                                                   ---------------
               HEALTH & PERSONAL CARE
       25,000  Aderans Co. Ltd...................          664,802
                                                   ---------------
               HOME BUILDING
          500  Higashi Nihon House...............            5,207
                                                   ---------------
               HOUSEHOLD FURNISHINGS & APPLIANCES
       25,000  Beltecno Corp.....................          182,874
                                                   ---------------
               LEISURE TIME
       10,000  H.I.S. Company Ltd................          507,745
                                                   ---------------
               MACHINERY
       23,000  Misumi Corp.......................          534,423
                                                   ---------------
               MACHINERY & MACHINE TOOLS
       23,600  Aichi Corp........................          141,153
       23,000  Fuji Machine Manufacturing Co.....          783,821
       90,000  Nippon Thompson Co................          729,604
       90,000  OSG Corp..........................          650,602
       50,000  Tsudakoma.........................          221,601
                                                   ---------------
                                                         2,526,781
                                                   ---------------
               MANUFACTURING
        3,000  Bridgestone Metalpha Corp.........           27,108
                                                   ---------------
               MEDICAL SUPPLIES
       45,000  Terumo Corp.......................          793,890
                                                   ---------------
               METALS & MINING
       35,000  Sumitomo Sitix Corp...............          743,976
                                                   ---------------
               MISCELLANEOUS MATERIALS & COMMODITIES
       12,000  Fujimi Inc........................          708,434
       55,000  Toshiba Ceramics Co., Ltd.........          534,854
                                                   ---------------
                                                         1,243,288
                                                   ---------------
               MULTI-INDUSTRY
       33,000  Yamae Hisano......................          255,594
                                                   ---------------
               REAL ESTATE
       35,700  Chubu Sekiwa Real Estate, Ltd.....          347,169
       38,000  Sekiwa Real Estate................          274,699
                                                   ---------------
                                                           621,868
                                                   ---------------
               RETAIL
       14,000  Arcland Sakamoto..................          144,578
       13,500  Ministop Co., Ltd.................          429,862
       22,000  Olympic Corp......................          435,456

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
        8,000  Otsuka Kagu Ltd...................  $       667,814
       10,000  Xebio Co. Ltd.....................          251,291
                                                   ---------------
                                                         1,929,001
                                                   ---------------
               RETAIL - GENERAL MERCHANDISE
       20,000  Circle K Japan Co. Ltd............        1,068,847
                                                   ---------------
               RETAIL - SPECIALTY
       20,000  Shimachu Co., Ltd.................          586,919
                                                   ---------------
               STEEL & IRON
       65,000  Yamato Kogyo Co., Ltd.............          643,287
                                                   ---------------
               TELECOMMUNICATION EQUIPMENT
        2,000  Forval Corp.......................           53,184
                                                   ---------------
               TELECOMMUNICATIONS
       46,000  Nippon Denwa Shisetsu.............          392,306
                                                   ---------------
               TEXTILES
      200,000  Nitto Boseki Co...................          662,651
                                                   ---------------
               TRANSPORTATION
       21,000  Kanto Seino Transportation........          487,952
                                                   ---------------
               WHOLESALE DISTRIBUTOR
       24,000  Satori Electric Co. Ltd...........          753,873
                                                   ---------------

               TOTAL JAPAN.......................       24,005,310
                                                   ---------------

               MALAYSIA (2.8%)
               AUTOMOTIVE
       75,000  Cycle & Carriage Bintang Berhad...          498,507
                                                   ---------------
               CONSTRUCTION
      210,000  Road Builder (M) Holdings
                 Berhad..........................        1,036,418
                                                   ---------------
               FINANCIAL SERVICES
      310,000  MBM Resources Berhad..............          721,791
      332,500  Public Finance Berhad.............          529,353
                                                   ---------------
                                                         1,251,144
                                                   ---------------
               TOBACCO
       70,000  RJ Reynolds Berhad................          183,881
                                                   ---------------

               TOTAL MALAYSIA....................        2,969,950
                                                   ---------------

               NETHERLANDS (5.7%)
               COMPUTER SOFTWARE
       13,860  Baan Co., NV*.....................          808,542
                                                   ---------------
               HARDWARE & TOOLS
       30,764  Aalberts Industries NV............          807,621
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               RETAIL
       30,960  Gucci Group NV....................  $     2,143,124
                                                   ---------------
               TRANSPORTATION
       22,020  IHC Caland NV.....................        1,190,519
                                                   ---------------
               TRANSPORTATION - SHIPPING
       26,534  Koninklijke Van Ommeren NV........        1,076,618
                                                   ---------------
               TOTAL NETHERLANDS.................        6,026,424
                                                   ---------------

               NORWAY (5.2%)
               ELECTRONICS & ELECTRICAL
       29,663  Sensonor AS*......................          193,742
                                                   ---------------
               ENERGY TECHNOLOGY & EQUIPMENT
      106,300  Tomra Systems AS..................        2,433,758
                                                   ---------------
               ENTERTAINMENT
      279,001  NCL Holdings ASA*.................          830,803
                                                   ---------------
               HOUSING & HOME FURNISHINGS
       69,500  Ekornes AS (A Shares).............          600,367
                                                   ---------------
               OIL DRILLING & SERVICES
      128,130  Hitec AS*.........................          683,898
                                                   ---------------
               RETAIL - SPECIALTY
       53,000  System Etikettering AS............          699,778
                                                   ---------------
               TOTAL NORWAY......................        5,442,346
                                                   ---------------

               PHILIPPINES (0.0%)
               CONGLOMERATES
       15,117  First Philippine Holdings Corp. (B
                 Shares).........................           24,956
                                                   ---------------

               SINGAPORE (2.2%)
               AUTOMOTIVE
       22,000  Singapore Technologies Automotive
                 Ltd. (F Shares).................           55,080
                                                   ---------------
               ELECTRONIC & ELECTRICAL EQUIPMENT
       98,000  Elec & Eltek International Co.
                 Ltd.............................          578,200
                                                   ---------------
               ELECTRONIC COMPONENTS
      100,000  GP Batteries International Ltd....          474,000
                                                   ---------------
               ELECTRONICS & ELECTRICAL
      184,000  Venture Manufacturing Ltd.........          630,489
                                                   ---------------

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               ENGINEERING
      210,000  Amtek Engineering Ltd.............  $       362,727
                                                   ---------------
               SHIPBUILDING
      125,000  Singapore Technologies
                 Shipbuilding & Engineering
                 Ltd.............................          172,203
                                                   ---------------

               TOTAL SINGAPORE...................        2,272,699
                                                   ---------------

               SWEDEN (1.7%)
               CONGLOMERATES
       32,280  Cardo AB..........................          942,238
                                                   ---------------
               MANUFACTURING
       21,520  SinterCast AB (A Shares)*.........          444,714
                                                   ---------------
               METALS & MINING
       13,290  Hoganas AB........................          413,677
                                                   ---------------

               TOTAL SWEDEN......................        1,800,629
                                                   ---------------

               SWITZERLAND (2.2%)
               CONGLOMERATES
        2,855  Kardex AG.........................          883,219
                                                   ---------------
               ELECTRONICS
           90  Kudelski SA*......................          273,963
                                                   ---------------
               FOOD SERVICES
        3,875  Selecta Group*....................          615,841
                                                   ---------------
               MACHINERY
          170  SIG Schweizerische Industrie -
                 Gesellschaft Holding AG -
                 Bearer..........................          511,468
                                                   ---------------

               TOTAL SWITZERLAND.................        2,284,491
                                                   ---------------

               THAILAND (0.0%)
               FOODS & BEVERAGES
        2,000  Sermsuk Public Co., Ltd...........           39,435
                                                   ---------------

               UNITED KINGDOM (17.0%)
               AUTO PARTS - ORIGINAL EQUIPMENT
      105,000  BBA Group PLC.....................          575,428
       47,600  Henlys Group PLC..................          370,985
       56,050  Laird Group PLC...................          350,394
                                                   ---------------
                                                         1,296,807
                                                   ---------------
               BROADCAST MEDIA
      242,500  General Cable PLC*................          541,136
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               BUILDING MATERIALS
      110,000  Hepworth PLC......................  $       453,025
      566,666  Ibstock PLC.......................          641,552
      119,100  SIG PLC...........................          609,395
                                                   ---------------
                                                         1,703,972
                                                   ---------------
               CHEMICALS
       94,500  Albright & Wilson PLC.............          244,212
      110,600  Scapa Group.......................          337,539
                                                   ---------------
                                                           581,751
                                                   ---------------
               COMMERCIAL SERVICES
       79,650  Capita Group PLC..................          333,259
                                                   ---------------
               COMPUTER SERVICES
       60,000  ISA International PLC.............          226,430
       31,700  Misys PLC.........................          712,583
                                                   ---------------
                                                           939,013
                                                   ---------------
               CONGLOMERATES
       17,500  Charter PLC.......................          235,742
                                                   ---------------
               CONTAINERS - PAPER
       90,700  David S. Smith Holdings PLC.......          330,382
                                                   ---------------
               ELECTRONIC & ELECTRICAL EQUIPMENT
       50,000  Fairey Group PLC..................          438,094
                                                   ---------------
               ENTERTAINMENT
       99,800  London Clubs International PLC....          655,007
                                                   ---------------
               FINANCIAL SERVICES
      569,880  Rutland Trust PLC.................          504,932
                                                   ---------------
               FOOD PROCESSING
      131,250  Devro International PLC...........          699,904
                                                   ---------------
               HOUSEHOLD FURNISHINGS & APPLIANCES
      178,950  MFI Furniture Group PLC...........          387,580
                                                   ---------------
               INDUSTRIALS
       60,000  Staveley Industries PLC...........          172,284
                                                   ---------------
               MACHINERY & MACHINE TOOLS
       42,600  Spirax-Sarco Engineering PLC......          487,889
                                                   ---------------
               MANUFACTURING
      112,400  Bunzl PLC.........................          368,852
       76,650  Glynwed International PLC.........          335,799
       91,100  Trinity Holdings PLC..............          378,176
      121,300  Vickers PLC.......................          431,893
       38,100  Vitec Group PLC...................          362,584
       29,300  Vosper Thornycroft Holdings PLC...          382,200
                                                   ---------------
                                                         2,259,504
                                                   ---------------

  NUMBER OF
   SHARES                                               VALUE
------------------------------------------------------------------
               PHARMACEUTICALS
       18,900  Amersham International PLC........  $       431,055
                                                   ---------------
               PUBLISHING
       22,200  Daily Mail & General Trust (Class
                 A)..............................          572,613
      104,600  Mirror Group PLC..................          375,865
       19,200  United News & Media PLC...........          243,836
                                                   ---------------
                                                         1,192,314
                                                   ---------------
               REAL ESTATE
       70,000  Bradford Property Trust PLC.......          352,608
      106,700  Capital Shopping Centers PLC......          712,549
       81,200  Pillar Property Investments PLC...          301,773
                                                   ---------------
                                                         1,366,930
                                                   ---------------
               RESTAURANTS
       22,800  Compass Group PLC.................          255,138
                                                   ---------------
               RETAIL - SPECIALTY
       80,000  Christies International PLC.......          402,980
       90,633  Cowie Group PLC...................          529,410
                                                   ---------------
                                                           932,390
                                                   ---------------
               TELECOMMUNICATIONS
      163,455  Securicor PLC.....................          771,066
                                                   ---------------
               TEXTILES
       57,500  Courtlaulds Textiles PLC..........          265,112
                                                   ---------------
               TRANSPORTATION
       47,700  Associated British Ports Holdings
                 PLC.............................          202,709
       35,100  Forth Ports PLC...................          345,552
       55,151  Stagecoach Holdings PLC...........          609,009
                                                   ---------------
                                                         1,157,270
                                                   ---------------

               TOTAL UNITED KINGDOM..............       17,938,531
                                                   ---------------

               TOTAL COMMON STOCKS, PREFERRED
               STOCKS
               AND BONDS
               (IDENTIFIED COST $86,294,373).....      100,626,365
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

   CURRENCY
   AMOUNT IN
   THOUSANDS                                           VALUE
-----------------------------------------------------------------
                 PURCHASED PUT OPTION ON
                 FOREIGN CURRENCY (0.3%)
     DEM 10,417  July 1, 1997/DEM 1.6026
                   (IDENTIFIED COST $124,800)...  $       355,875
                                                  ---------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
               SHORT-TERM INVESTMENT (a) (3.3%)
               U.S. GOVERNMENT AGENCY
$       3,500  Federal Home Loan Mortgage Corp.
                 5.55% due 06/02/97 (AMORTIZED
                 COST $3,499,460)................        3,499,460
                                                   ---------------


                                                         VALUE
-------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$89,918,633)(B).............       99.2%  $104,481,700

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        0.8        826,485
                                  -----   ------------

NET ASSETS..................      100.0%  $105,308,185
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $21,273,414 and the aggregate gross unrealized depreciation is $6,710,347, resulting in net unrealized appreciation of $14,563,067.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MAY 31, 1997:

CONTRACTS TO        IN         DELIVERY    UNREALIZED
  DELIVER      EXCHANGE FOR      DATE     DEPRECIATION
-------------------------------------------------------
$     523,867     CHF 736,871  06/03/97     ($2,225)
HKD  357,268  $        46,108  06/03/97         (3)
THB 2,534,349 $       101,577  06/03/97       (614)
                                           -------
Total unrealized depreciation..........     ($2,842)
                                           -------
                                           -------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
SUMMARY OF INVESTMENTS MAY 31, 1997

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
------------------------------------------------------------------------------
Apparel...................................  $          636,403           0.6%
Appliances & Household Durables...........             141,776           0.1
Auto Parts - Original Equipment...........           1,415,499           1.3
Automotive................................             553,587           0.5
Banking...................................             214,392           0.2
Banks - Commercial........................           1,769,752           1.7
Broadcast Media...........................             541,136           0.5
Building & Construction...................             892,281           0.8
Building Materials........................           2,398,895           2.3
Business Services.........................             838,296           0.8
Chemicals.................................           1,294,660           1.2
Commercial Services.......................             333,259           0.3
Computer Services.........................             939,013           0.9
Computer Software.........................             808,542           0.8
Computer Software & Services..............           1,583,596           1.5
Computers.................................           1,118,154           1.1
Conglomerates.............................           2,086,155           2.0
Construction..............................           1,036,418           1.0
Consumer Products.........................           1,338,765           1.3
Containers - Paper........................             330,382           0.3
Distribution..............................              72,780           0.1
Electrical & Alarm Systems................             256,246           0.2
Electronic & Electrical Equipment.........           2,582,559           2.5
Electronic Components.....................             474,000           0.5
Electronics...............................           3,702,500           3.5
Electronics & Electrical..................           3,276,225           3.1
Energy Technology & Equipment.............           2,433,758           2.3
Engineering...............................           1,339,495           1.3
Entertainment.............................           1,485,810           1.4
Financial Services........................           1,756,076           1.7
Food Processing...........................           1,580,199           1.5
Food Services.............................             615,841           0.6
Food, Beverage, Tobacco & Household
  Products................................           1,597,323           1.5
Foods & Beverages.........................              39,435           0.0
Foreign Currency Put Options..............             355,875           0.3
Hardware & Tools..........................             807,621           0.8
Health & Personal Care....................             664,802           0.6
Home Building.............................               5,207           0.0
Hotels....................................              91,282           0.1
Household Furnishings & Appliances........             570,454           0.5
Housing & Home Furnishings................             600,367           0.6
Industrials...............................             172,284           0.2

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
------------------------------------------------------------------------------
Insurance.................................  $        1,519,542           1.4%
Leisure Time..............................             507,745           0.5
Machinery.................................           2,304,951           2.2
Machinery & Machine Tools.................           3,014,670           2.9
Manufacturing.............................           9,053,215           8.6
Medical Products & Supplies...............           1,045,127           1.0
Medical Services..........................           1,233,273           1.2
Medical Supplies..........................             793,890           0.8
Metals & Mining...........................           1,518,748           1.4
Metals Non-Ferrous........................             725,065           0.7
Miscellaneous Materials & Commodities.....           1,243,288           1.2
Multi-Industry............................           1,107,581           1.1
Office Equipment..........................           1,209,165           1.1
Oil Drilling & Services...................             683,898           0.6
Pharmaceuticals...........................           1,047,555           1.0
Photography...............................           1,060,237           1.0
Publishing................................           1,192,314           1.1
Real Estate...............................           4,729,366           4.5
Recreation................................             321,158           0.3
Restaurants...............................             255,138           0.2
Retail....................................           4,873,475           4.6
Retail - Food Chains......................             783,956           0.7
Retail - General Merchandise..............           1,068,847           1.0
Retail - Specialty........................           4,077,324           3.9
Shipbuilding..............................             172,203           0.2
Steel & Iron..............................             643,287           0.6
Telecommunication Equipment...............              53,184           0.1
Telecommunications........................           1,163,372           1.1
Textiles..................................           2,234,553           2.1
Textiles - Apparel Manufacturers..........             590,812           0.6
Tobacco...................................             183,881           0.2
Transportation............................           2,835,741           2.7
Transportation - Shipping.................           1,076,618           1.0
U.S. Government Agency....................           3,499,460           3.3
Wholesale Distributor.....................           1,907,961           1.8
                                            ------------------         -----
                                            $      104,481,700          99.2%
                                            ------------------         -----
                                            ------------------         -----

                                                                  PERCENT OF
TYPE OF INVESTMENT                                VALUE           NET ASSETS
------------------------------------------------------------------------------
Common Stocks.............................  $       95,858,423          91.0%
Convertible Bonds.........................             478,984           0.5
Foreign Currency Put Option...............             355,875           0.3
Preferred Stocks..........................           4,288,958           4.1
Short-Term Investments....................           3,499,460           3.3
                                            ------------------         -----
                                            $      104,481,700          99.2%
                                            ------------------         -----
                                            ------------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $89,918,633).............................  $104,481,700
Cash (including $225,747 in foreign currency)...............       342,694
Receivable for:
    Investments sold........................................       306,591
    Dividends...............................................       197,612
    Shares of beneficial interest sold......................        91,481
    Foreign withholding taxes reclaimed.....................        60,372
    Interest................................................         4,840
Deferred organizational expenses............................        74,442
Prepaid expenses and other assets...........................        36,332
Receivable from affiliate...................................       720,000
                                                              ------------

     TOTAL ASSETS...........................................   106,316,064
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................       517,768
    Shares of beneficial interest repurchased...............       149,284
    Investment management fee...............................       110,454
    Plan of distribution fee................................        88,363
Accrued expenses and other payables.........................       142,010
                                                              ------------

     TOTAL LIABILITIES......................................     1,007,879
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   117,069,152
Net unrealized appreciation.................................    14,561,125
Dividends in excess of net investment income................    (1,880,282)
Accumulated net realized loss...............................   (24,441,810)
                                                              ------------

     NET ASSETS.............................................  $105,308,185
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  11,810,008 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $8.92
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $243,015 foreign withholding tax).........  $  1,715,215
Interest....................................................       239,950
                                                              ------------

     TOTAL INCOME...........................................     1,955,165
                                                              ------------

EXPENSES
Investment management fee...................................     1,584,086
Plan of distribution fee....................................     1,267,269
Transfer agent fees and expenses............................       233,996
Custodian fees..............................................       155,317
Professional fees...........................................       138,461
Shareholder reports and notices.............................        67,971
Registration fees...........................................        47,121
Organizational expenses.....................................        34,438
Trustees' fees and expenses.................................        10,886
Other.......................................................       118,849
                                                              ------------

     TOTAL EXPENSES.........................................     3,658,394
                                                              ------------

     NET INVESTMENT LOSS....................................    (1,703,229)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments.............................................   (14,123,495)
    Foreign exchange transactions...........................      (105,309)
                                                              ------------

     NET LOSS...............................................   (14,228,804)
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................       756,230
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................           222
                                                              ------------

     NET APPRECIATION.......................................       756,452
                                                              ------------

     NET LOSS...............................................   (13,472,352)
                                                              ------------

NET DECREASE................................................  $(15,175,581)
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE      FOR THE
                                                                 YEAR         YEAR
                                                                 ENDED        ENDED
                                                                MAY 31,      MAY 31,
                                                                 1997         1996
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $(1,703,229) $(1,229,713)
Net realized loss...........................................  (14,228,804)    (341,909)
Net change in unrealized appreciation/depreciation..........      756,452   22,898,216
                                                              -----------  -----------

     NET INCREASE (DECREASE)................................  (15,175,581)  21,326,594
Dividends from net investment income........................   (5,142,946)     --
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................  (20,347,659)  30,198,498
Capital contribution........................................      720,000      --
                                                              -----------  -----------

     NET INCREASE (DECREASE)................................  (39,946,186)  51,525,092

NET ASSETS:
Beginning of period.........................................  145,254,371   93,729,279
                                                              -----------  -----------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $1,880,282 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $2,767,223, RESPECTIVELY)...............................  $105,308,185 $145,254,371
                                                              -----------  -----------
                                                              -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter International SmallCap Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of "small capitalization" companies located outside of the United States. The Fund was organized as a Massachusetts business trust on April 21, 1994 and commenced operations on July 29, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (4) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $172,000 and was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.25% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred by the Distributor.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,434,427 at May 31, 1997.

The Distributor has informed the Fund that for the year ended May 31, 1997, it received approximately $442,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1997 aggregated $55,615,891 and $78,485,146, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $20,000.

During the year ended May 31, 1997, foreign regulatory authorities initiated an investigation involving an individual associated with an affiliate of the Fund's Sub-Adviser. Although this investigation did not at any time involve the Fund or the Investment Manager, the Sub-Adviser's affiliate purchased from the Fund two securities whose separate holdings by the affiliate had become part of the investigation and, on May 27, 1997, voluntarily committed to contribute $720,000 to the Fund, which was paid in full subsequent to the Fund's fiscal year end. The two securities represented only a very small percentage of the Fund's portfolio (approximately one-half of one percent) and were purchased by the Sub-Adviser's affiliate at cost plus interest.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                           MAY 31, 1997                  MAY 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,242,741   $   21,576,152     6,640,227   $ 62,312,623
Reinvestment of dividends........................................      534,196        4,743,655       --             --
                                                                   -----------   --------------   -----------   ------------
                                                                     2,776,937       26,319,807     6,640,227     62,312,623
Repurchased......................................................   (5,096,720)     (46,667,466)   (3,490,725)   (32,114,125)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................   (2,319,783)  $  (20,347,659)    3,149,502   $ 30,198,498
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At May 31, 1997, the Fund had a net capital loss carryover of approximately $8,489,000 of which $7,034,000 will be available through May 31, 2004 and $1,455,000 which will be available through May 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $15,832,000 and $79,000, respectively during fiscal 1997.

As of May 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to a net operating loss, a capital contribution to the Fund by the Sub-Adviser and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,771,672, accumulated net realized loss was charged $426,998 and dividends in excess of net investment income was credited $2,198,670.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. The Fund may also purchase put options on foreign currencies in which the securities are denominated to hedge against adverse foreign currency and market risk.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

Forward contracts and purchased put options on foreign currency involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts and over-the-counter purchased put options from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

8. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997.

9. SUBSEQUENT EVENT (UNAUDITED)

On August 14, 1997, the Board of Trustees approved the selection of Morgan Stanley Assets Management Inc. ("MSAM"), an affiliate of the Investment Manager, to act as sub-adviser to the Fund, subject to shareholder approval. In addition, the Investment Manager has proposed that upon the approval and execution of a new sub advisory agreement with MSAM, the management agreement be amended to reduce the overall annual management fee the Investment Manager receives from the Fund from an annual rate of 1.25% of the Fund's daily net assets to 1.15% of the Fund's daily net assets. The new sub-advisory agreement is subject to the approval of shareholders at a meeting to be held on November 25, 1997.

DEAN WITTER INTERNATIONAL SMALLCAP FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                                          FOR THE YEAR       FOR THE YEAR      JULY 29, 1994*
                                                                             ENDED              ENDED             THROUGH
                                                                          MAY 31, 1997       MAY 31, 1996       MAY 31, 1995
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 10.28            $  8.54            $ 10.00
                                                                             ------             ------             ------

Net investment income (loss)..........................................        (0.16)             (0.08)             (0.08)
Net realized and unrealized gain (loss)...............................        (0.88)              1.82              (1.38)
                                                                             ------             ------             ------

Total from investment operations......................................        (1.04)              1.74              (1.46)
                                                                             ------             ------             ------

Dividends from net investment income:.................................        (0.38)           --                 --
                                                                             ------             ------             ------

Capital contribution..................................................         0.06            --                 --
                                                                             ------             ------             ------

Net asset value, end of period........................................      $  8.92            $ 10.28            $  8.54
                                                                             ------             ------             ------
                                                                             ------             ------             ------

TOTAL INVESTMENT RETURN+..............................................        (9.52)%(3)         20.37%            (14.60)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.89%              2.85%              2.90%(2)

Net investment loss...................................................        (1.34)%            (1.09)%            (1.12)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $105,308           $145,254            $93,729

Portfolio turnover rate...............................................           46%                44%                41%(1)

Average commission rate paid..........................................           $0.0030            $0.0069          --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Includes voluntary capital contribution from the Sub-Adviser, the effect of which was to increase total return by 0.59%.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERNATIONAL SMALLCAP FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERNATIONAL SMALLCAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter International SmallCap Fund (the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 29, 1994 (commencement of operations) through May 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JULY 10, 1997